Exhibit 99.1

ASSIGNMENT OF LOAN DOCUMENTS

           This Assignment of Loan Documents (this “Assignment”) is made as of October 23, 2006, by CapitalSource Finance LLC, a national banking association (“Assignor”), in favor of IBF Fund Liquidating LLC (“Assignee”).

           The following sets forth certain facts relative to the execution and delivery of this Assignment:

          A.           Assignor is the owner and/or holder of, or party to the following documents:

          1.           Revolving Credit, Term Loan and Security Agreement dated as of November 10, 2005 by and among US Mills, Inc., as Borrower (“Borrower”), Sunset Brands, Inc, as corporate guarantor (“Guarantor”) and Assignor, (the “Credit Agreement”);

           2.           Parent Guaranty in favor of Assignor dated November 10, 2005 by Guarantor;

           3.           Guaranty of Todd Sanders in favor of Assignor dated November 10, 2005 by Todd Sanders;

           4.           Stock Pledge Agreement dated November 10, 2005 between the Borrower and the Guarantor;

           5.           Intellectual Property Security Agreement dated November 10, 2005 among the Borrower and the Assignor;

           6.           Collateral Patent, Trademarks and Copyright Assignment dated November 10, 2005 between the Borrower and Assignor;

           7.           Last Out Participation Agreement (“Participation Agreement”) dated November 10, 2005 among Assignor and Sunset Holdings International, Ltd. (“Participant”);

           8.           Lockbox Agreement dated as of November 10, 2005 between Assignor and PNC Bank;

           9.           Landlord Consent and Estoppel dated as of August 2, 2005 between 200-220 Reservoir Street Realty Trust;

          10.         Warehouse Notice and Waivers (i) dated September 22, 2005 by LaGrow Des Plaines Corp.; (ii) dated September 23, 2005 executed by Empire Terminal Warehouse; (iii) dated September 30, 2005 executed by Little Crow Foods and RTL Services, Inc.; (iv) dated August 5, 2005 by US Foods LLC and Star Distribution Systems, Inc.; (v) by Source Logistics Center Corp and Flexible Warehousing, Inc.; and (vi) August 11, 2005 by Prime Distribution Services, Inc.

          11.         Master Subordination and Intercreditor Agreement dated as of November 10, 2005 by and among Borrower, Guarantor, Assignee and Assignor;

          12.         Management Fee Subordination Agreement dated November 10, 2005 among Guarantor and Assignor;

          13.         Forbearance Agreement dated June 7, 2006 among the Borrower, Guarantor and Assignor.

          14.         UCC Financing Statement No. 5285059-3 naming Borrower as debtor and Assignor as secured party filed with the Delaware Department of State on September 14, 2005; and

          15.         UCC Financing Statement No. 2005028892-3 naming Guarantor as debtor and Assignor as secured party filed with the Nevada Department of State on September 14, 2005.

          16.         USPO Notice of Recordation and Assignment Document No. 900036725A [Docket No. 013043-0354] naming Borrower as assignor and Assignor as assignee filed with the United States Patent and Trademark Office on November 28, 2005;

           The foregoing documents referred to in Items 1 through 16 above, any amendments or modifications thereto and any and all other documents, instruments or agreements executed or delivered in connection with the obligations or indebtedness of the Borrower shall be referred to collectively as the “Loan Documents.”

          B.           Assignor desires to transfer and Assignee desires to purchase all of the Assignor’s right, title and interest in and to the Loan Documents and all of the Assignor’s rights and remedies thereunder, including, without limitation, all or the Assignor’s right, title and interest in and to the Loans and the Collateral. All capitalized terms not otherwise defined shall have the meanings attributed to such terms in the Credit Agreement.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.           Transfer. In consideration of the amount of two million eight hundred fifty-eight thousand nine hundred ninety-seven dollars and twenty-three cents ($2,858,997.23) (the “Purchase Price”), Assignor hereby irrevocably sells, assigns and transfers to Assignee, without recourse, representation or warranty, except as set forth in this Assignment, all of Assignor’s right, title and interest in and to the Loan Documents and all of the Assignor’s rights and remedies thereunder, including, without limitation, all or the Assignor’s right, title and interest in and to the Loans and the Collateral. Assignee shall pay the Purchase Price to Assignor in immediately available U.S. dollars by wire transfer to the following:

Bank:	Bank of America, Charlotte, NC
ABA:	026009593
Account:	CapitalSource Funding LLC
Account no:	003930559738
Ref:	Sunset Brands payoff
Contact:	Mark Fidati

For the avoidance of doubt, the Purchase Price does not include any portion of the Term Loan sold to Participant pursuant to the Participation Agreement, or any interest attributable thereto.

Except as set forth herein, the Loan Documents are being sold in an “AS IS” condition, on a “WHERE IS” basis, “WITH ALL FAULTS” and “WITHOUT RECOURSE”. Except as set forth herein, Assignor makes no warranties or representations of any type, kind, character or nature, whether expressed or implied, statutory or otherwise, in fact or in law.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY CONCERNING THE DUE EXECUTION OF ANY OF THE LOAN DOCUMENTS BY BORROWER, ANY GUARANTOR OR ANY OTHER PERSON OR ENTITY; THE LEGALITY, VALIDITY OR ENFORCEABILITY OF ANY OF THE LOAN DOCUMENTS; THE EXISTENCE, LOCATION, QUANTITIES, QUALITY OR VALUE OF ANY COLLATERAL REFERRED TO IN ANY OF THE LOAN DOCUMENTS; THE NEGOTIABILITY OF ANY INSTRUMENT INCLUDED IN ANY OF THE LOAN DOCUMENTS; THE SUFFICIENCY OF ANY OF THE LOAN DOCUMENTS TO CREATE OR PERFECT A SECURITY INTEREST IN, LIEN UPON OR SECURITY TITLE TO ANY COLLATERAL REFERRED TO IN ANY OF THE LOAN DOCUMENTS; THE PRIORITY OF ANY SECURITY INTEREST PURPORTED TO BE CREATED BY ANY OF THE LOAN DOCUMENTS; THE COLLECTIBILITY OF ANY INDEBTEDNESS DUE UNDER ANY OF THE LOAN DOCUMENTS; OR THE SOLVENCY OR FINANCIAL RESPONSIBILITY OR CAPACITY OF BORROWER OR ANY GUARANTOR.

          2.           Delivery of Funds and Documents. Concurrently with the execution and delivery of this Assignment, Assignor shall deliver to Assignee all funds of Borrower held by Assignor, originals (or, if not available, copies) of all of the Loan Documents and copies of all of Assignor’s books and records respecting the Loan Documents and the property secured thereby.

          3.           Assignment of UCC’s. Concurrently with the execution and delivery of this Assignment, Assignor authorizes Assignee to file the UCC assignments in the form attached hereto as Exhibit A.

          4.           Post Closing Instructions. After the date of this Assignment, if Assignor receives any payments or other amounts in respect of the Loan Documents, it shall promptly remit the dollar amount of such payment or other amounts to Assignee.

           5.           Representations and Warranties.

          (a)           Each of Assignor and Assignee represents and warrants to the other as of the date hereof as follows:

                         i.           It is duly organized in the jurisdiction of its organization and has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment, and all documents required to be executed and delivered by it hereunder, and to fulfill its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby.

                         ii.         The making and performance by it of this Assignment does not and will not (A) violate any law, rule or regulation of the jurisdiction under which it exists or any other law, rule, regulation, order or decree applicable to it, or (B) result in a breach of any provision of, or constitute a default or event which, with or without notice and/or the passage of time, would constitute a default under any of its charter documents, bylaws or any agreement or instrument to which it is a party or by which it is bound.

                         iii.        This Assignment and all documents required to be executed hereunder have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligation, enforceable in accordance with the respective terms hereof or thereof.

                         iv.        All approvals, authorizations, consents or other actions by, or filings with, any governmental authority or any other person or entity necessary for the validity or enforceability of its obligations under this Assignment have been obtained or completed.

           (b)         Assignor represents and warrants to Assignee as of the date hereof that:

                         i.          Assignor has undivided good title to, and is the sole legal, beneficial and equitable owner of, the Loan Documents, free and clear of any liens, claims, charges, pledges, options or any other encumbrances whatsoever (collectively, "Liens"), and Assignor hereby sells and transfers the Loan Documents to Assignee free and clear of all Liens.

                         ii.          To the best knowledge of Assignor, except for Assignor and the holders of any Permitted Liens (as defined in the Credit Agreement), no third-party has, or has claimed, any interest or Lien in or to all or any portion of the Loan Documents or the Collateral.

                         iii.         True, correct and complete copies of each of the Loan Documents are attached hereto as Exhibit B.

                         iv.         No litigation or adversary proceeding relating to the Loan Documents is pending or, to the best knowledge of Assignor, threatened against it which would affect in any material manner the Loan Documents or the ability of Assignor to transfer and convey the Loan Documents to Assignee in accordance with the terms of this Assignment, or the ability of Assignor to perform its obligations under this Assignment.

                         v.          As of the date of this Assignment, the aggregate principal amount outstanding under the Loan Documents is $2,550,885.70, the accrued and unpaid interest is $22,665.27, and all other amounts owing from Borrower to Assignor under the Loan Documents are $285,446.26. Assignor does not hold any funds or property of the Borrower which may be offset against the Loan Documents.

                         vi.         As of the date of this Assignment, the aggregate principal amount of the Term Loan sold to Participant is $1,500,000.00, the accrued and unpaid interest attributable to such Term Loan is $75,178.36, and all other amounts owed to Participant under the Loan Documents are $0.

                         vii.        To the best knowledge of Assignor, (i) Assignor is currently in possession of all original Loan Documents except those original Loan Documents which have been filed with a court or other recording office, and (ii) the Loan Documents constitute all of the writings, documents and agreements between Assignor and Borrower concerning the indebtedness evidenced by or relating to the Loan Documents or otherwise.

                         viii.       Assignor has not retained a broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Assignment and there are no claims or rights against it for brokerage commissions or finders' fees in connection with this Assignment or the transactions contemplated by this Assignment.

          (c)          Assignee hereby represents and warrants to Assignor as of the date of this Assignment that:

                         i.          Assignor has not given any investment advice or rendered any opinion to Assignee as to whether the purchase of the Loan Documents is prudent, and Assignee is not relying upon any representation or warranty by Assignor except as set forth in this Assignment.

                         ii.         Assignee has not retained a broker or other intermediary to act on its behalf in connection with the transactions contemplated by this Assignment, and there are no claims or rights against Assignee for brokerage commissions or finders' fees in connection with this Assignment or the transactions contemplated by this Assignment.

          6.           Delivery of Loan Documents. Assignor hereby covenants and agrees (a) to use best efforts to deliver, promptly (and in any event within seven (7) days of the date hereof), originals of all stock certificates and stock powers pledged as collateral to Assignor pursuant to any of the Loan Documents, and (b) to use commercially reasonable efforts to deliver, promptly (and in any event within seven (7) days of the date hereof) originals of the other Loan Documents to Assignee.

          7.           Resignation of Agent. Effective on the date hereof, Assignee resigns as Agent and Assignee as Lender hereby appoints Assignee as successor Agent.

          8.           Assignee Review. Assignee hereby confirms that it has received and reviewed the Credit Agreement and the other Loan Documents and has reviewed such other documents and information deemed appropriate by it to make its own credit analysis and decision to purchase the Loan Documents. Assignee further confirms that it will, independently and without reliance upon Assignor, continue to make its own credit decisions pursuant to and in accordance with its rights and remedies under the Loan Documents. From and after the date hereof, Assignee expressly assumes and undertakes to perform all of the obligations of Assignor under the Loan Documents.

          9.           Loan Assumption; Indemnification. Assignor hereby assigns all rights, responsibilities and obligations with respect to the Loan Documents to Assignee, and Assignee hereby expressly assumes all responsibilities and obligations with respect to the Loan Documents, arising on and after the date hereof. Assignee shall indemnify Assignor and, solely in their capacity as such, Assignor’s attorneys, successors, assigns, servicers and sub-servicers, parent, subsidiary and/or affiliated companies and the shareholders, trustees, officers, directors, partners, members, employees, agents, representatives and attorneys of all of the foregoing and their respective heirs, executors, administrators, attorneys, successors, legal representatives and assigns (collectively, the “Assignor Parties”) against, and hold them harmless from, any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such Assignor Party to the extent arising out of the Loans or the duties, responsibilities, or obligations of the “Lender” under the Loan Documents (“Assignor Claims”), in each case solely to the extent such Assignor Claims arise or accrue after the date hereof and are based on facts first existing after the date hereof. Each of Assignee’s obligations under this Section shall survive the closing of this transaction and/or any termination of this Assignment.

          10.         Returned Items. Assignee acknowledges that all of Assignor’s rights are reserved (a) in and to any checks or similar instruments for the payment of money heretofore received by Assignor in connection with its lending arrangement with Borrower or otherwise received by Assignor from Borrower and its account debtors (such checks or instruments collectively referred to as the “Instruments”), (b) in and to any money due or to become due under or by any reason with respect to the Instruments, and (c) in and to any right to claim that such moneys are due. Assignee hereby agrees to pay to Assignor, upon Assignor’s demand (if made within 90 days of the date hereof), the amount of any Instrument for which Borrower was given credit in computing the balance of its indebtedness to Assignor if such Instrument is hereafter returned unpaid for any reason whatsoever, together with all expenses incident to the processing and return of any such Instrument. The obligations of Assignee under this paragraph shall not be conditioned upon prior demand by Assignor upon Borrower or any other person or entity with respect thereto

          11.         Further Assurances. Asssignor and Assignee shall take such reasonable further actions, obtain such consents and approvals and duly execute and deliver such reasonable further agreements, assignments, instructions or documents as the other party may request with respect to the purposes, terms and conditions of this Agreement and the consummation of the transactions contemplated thereby, including without limitation for purposes of obtaining replacements of any stock certificates and stock powers pledged as collateral under the Loan Documents if Assignor is unable to deliver the original stock certificates and stock powers in accordance with this Assignment.

          12.         Severability. The invalidity or unenforceability of any provision of this Assignment shall not affect any other provision hereof and this Assignment shall be construed as if the invalid or unenforceable provision had never been a part of this Assignment.

          13.         Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

          14.         Captions. The headings set forth in this Assignment are for convenience only and shall in no way be deemed to effect the construction or interpretation hereof.

          15.         Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

          16.         Counterparts. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts shall constitute one and the same instrument.

          17.         No Relationship. Nothing contained in this Assignment shall establish any fiduciary, partnership, joint venture or similar relationship between Assignor and Assignee.

          18.         Notices. All demands, notices, requests, consents, and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by overnight mail or delivery service, messenger, or facsimile, to the following addresses, or such other addresses as may be furnished hereafter by notice as provided in this Section:

i.	if to the Assignor:

CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
	Attention:	Business Credit Services, Portfolio Manager
	Telephone:	(301) 841-2700
	Facsimile:	(301) 841-2340

with a copy to:

Katten Muchin Rosenman LLP
525 West Monroe Street, Suite 1600
Chicago, IL 60661-3693
	Attention:	Kenneth J. Ottaviano
	Telephone:	312-902-5200
	Facsimile:	312-902-1061

ii.	if to the Assignee:

IBF Fund Liquidating LLC
c/o Kaye Scholer LLP
425 Park Avenue
New York, NY 10022-3598
	Attention:	Arthur J. Steinberg, ICA Trustee
	Telephone:	212-836-8564
	Facsimile:	212-836-6157

           All demands, requests, consents, notices and communications shall be deemed to have been given at the time of actual delivery thereof.

          19.         Amendments; Entire Agreement. Any amendments or modifications to, or waivers of, any provision of this Assignment shall be in writing and signed by Assignor and Assignee. This Assignment, constitutes the entire agreement of the Assignor and the Assignee with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations.

[Signature Page Immediately Follows]

           EXECUTED AS A SEALED INSTRUMENT as of the day and year first above written.

ASSIGNOR:

CAPITALSOURCE FINANCE LLC

By:	/s/ Stephen M. Klien
	Name:	Stephen M. Klien
	Title:	Managing Director
Business Credit Group

ASSIGNEE:

IBF FUND LIQUIDATING LLC

By:	/s/ Arthur Steinberg
Arthur Steinberg, ICA Trustee,
its Manager and Liquidating Agent